                                                                    EXHIBIT 10.9

                                                                       EXHIBIT Q

                                JOINDER AGREEMENT

THIS JOINDER AGREEMENT ("AGREEMENT"), dated as of November 15, 2004, among (A) MOBILEPRO CORP., a Delaware corporation ("MobilePro") and DAVEL ACQUISITION CORP., a Delaware corporation (the "Purchaser"); (B) DAVEL COMMUNICATIONS, INC., a Delaware corporation ("Davel"), DAVEL FINANCING COMPANY, LLC, a Delaware limited liability company ("Davel Financing"), PHONTEL TECHNOLOGIES, INC., an Ohio corporation ("Phonetel"), CHEROKEE COMMUNICATIONS, INC., a Texas corporation ("Cherokee"), DAVEL COMMUNICATIONS GROUP, INC., an Illinois corporation ("Davel Illinois"), ADTEC COMMUNICATIONS, INC., a Florida corporation ("Adtec"), CENTRAL PAYPHONE SERVICES, INC., a Georgia corporation ("CPS"), COMMUNICATIONS CENTRAL INC., a Georgia corporation ("CCI"), COMMUNICATIONS CENTRAL OF GEORGIA, INC., A Georgia corporation ("CCGI"), DAVEL MEDIA, INC., a Delaware corporation ("Davel Media"), DAVEL MEXICO, LTD., an Illinois corporation ("Davel Mexico"), DAVELTEL, INC., an Illinois corporation ("Davel Tel"), INTERSTATE COMMUNICATIONS, INC., a Georgia corporation ("ICI"), INVISION TELECOM, INC., a Georgia corporation ("Invision"), PEOPLES ACQUISITION CORPORATION, a Pennsylvania corporation ("PAC"), PEOPLES COLLECTORS, INC., a Delaware corporation ("Peoples Collectors"), PEOPLES TELEPHONE COMPANY, INC., a New York corporation ("Peoples NY"), PEOPLES TELEPHONE COMPANY, INC., a New Hampshire corporation ("Peoples NH"), PTC CELLULAR, INC., a Delaware corporation ("PTC Cellular"), PTC SECURITY SYSTEMS, INC., a Florida corporation ("PTC Security"), SILVERADO COMMUNICATION CORP., a Colorado corporation ("Silverado"), TELALEASING INTERPRISES, INC., an Illinois corporation ("Telaleasing"), and T.R.C.A., INC., an Illinois corporation ("TRCA"); and (C) AIRLIE OPPORTUNITY MASTER FUND, LTD. (the "Lender").

Davel, Davel Financing, Phonetel, Cherokee, Davel Illinois, Adtec, CPS, CCI, CCGI, Davel Media, Davel Mexico, Davel Tel, ICI, Invision, PAC, Peoples Collectors, Peoples NY, Peoples NH, PTC Cellular, PTC Security, Silverado, Telaleasing and TRCA are hereinafter collectively referred to as the "DAVEL CREDIT PARTIES." Other capitalized terms used herein shall have the meaning as specified in the Credit Agreement referred to below.


                                  WITNESSETH:

         WHEREAS, on the date hereof, MobilePro the Purchaser has purchased from the Selling Lenders, the Davel Credit Parties Debt aggregating [$118,000,000] and the Cerebus Subordinated Debt aggregating $1,000,000 (as those terms are defined in the Credit Agreement referred to below); and

         WHEREAS, on the date hereof, the Lender has made a $15,200,000 secured loan to the Purchaser and MobilePro to enable such Persons to acquire the Davel Credit Parties

Debt and Cerebus Subordinated Debt from the Selling Lenders; and

         WHEREAS, MobilePro, the Purchaser, and the Lender, have entered into a Credit Agreement, dated as of November 15, 2004 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), providing for the making of the Loan as contemplated therein; and

         WHEREAS, as partial collateral for the Loan, the Lender has received from MobilePro and the Purchaser, a collateral assignment of all Davel Credit Parties Debt and all Cerebus Subordinated Debt, pursuant to the provisions of the Collateral Debt and Security Agreement Assignment; and

         WHEREAS, the Lender, MobilePro and the Purchaser have entered into the Davel Credit Parties Forebearance Agreement, pursuant to which, inter alia, the Lender has agreed that, absent the occurrence and continuation of an Event of Default under the Credit Documents, it will not seek to enforce against any of the Davel Credit Parties, its rights and remedies under the Collateral Debt and Security Agreement Assignment with respect to the Davel Credit Parties Debt and Cerebus Subordinated Debt; and

         WHEREAS, in consideration of Loan and the foregoing financial accommodations to the Davel Credit Parties, the Lender has requested that each of the Davel Credit Parties enter into this Agreement.

         NOW, THEREFORE, in consideration of the benefits accruing to the Davel Credit Parties, the receipt and sufficiency of which are hereby acknowledged by each of the Davel Credit Parties, each of the Davel Credit Parties do hereby makes the following representations and warranties and hereby covenants and agrees as follows:

         1. Joinder in Credit Agreement. By their execution of this Agreement, each of the Davel Credit Parties do hereby jointly and severally join in and agree to be bound by all of the terms and conditions of the Credit Agreement, as though each such Davel Credit Party were an original party signatory thereto.

         2. Representations and Warranties. By their execution of this Agreement, each of the Davel Credit Parties do hereby jointly and severally join in all of the representations and warranties of the Borrowers set forth in
Section 5 of the Credit Agreement, as though each such Davel Credit Party were an original party signatory thereto.

         3. Performance of Covenants. By their execution of this Agreement, each of the Davel Credit Parties do hereby jointly and severally covenant and agree to join in and duly and faithfully perform all of the covenants and agreements of the Borrowers contained in the Credit Agreement, including those covenants set forth in Section 6 and Section 7 thereof, as though each such Davel Credit Party were an original party signatory thereto.

         4. Execution of Certain Security and Credit Documents. Simultaneous with their execution and delivery of this Agreement, each of the Davel Credit Parties shall duly execute and deliver to the Lender (a) the Davel Credit Parties Forebearance

Agreement, (b) the Davel Credit Parties Guaranty, and (c) the Davel Credit Parties Security Agreement.

         5. Miscellaneous

                  (a) Except as otherwise expressly provided herein, all notices and other communications hereunder shall be in writing (including telegraphic, telex, telecopier, facsimile or cable communication) and shall be mailed, telegraphed, telexed, telecopied, faxed, cabled or delivered to the parties hereto at the respective address set forth below and shall be effective when received:

                           (i) if to the Borrowers or any Davel Credit Party, at its address set forth in the Credit Agreement; and

                           (ii) if to the Lender, at:

                           Airlie Opportunity Master Fund, L.P.
                           115 East Putnam Avenue
                           Greenwich, CT 06830
                           Fax:  (203) 661-0479
                           Attn:  Seth Cameron

                           (iii) or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  (b) None of the terms and conditions of this Agreement may be amended, changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Lender and each Davel Credit Party affected thereby; it being understood that the addition or release of any Davel Credit Party hereunder shall not constitute an amendment, change, waiver, modification or variance affecting any Davel Credit Party other than the Borrowers and the Davel Credit Party so added or released.

                   (c) No delay on the part of the Lender in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. No notice to or demand on any Davel Credit Party shall constitute a waiver of any of the rights of the Lender to any other or further action without notice or demand to the extent such action is permitted to be taken by the Lender without notice or demand under the terms of this Agreement.

                  (d) The obligations of each Davel Credit Party hereunder shall remain in full force and effect without regard to, and shall not be impaired by:
(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Davel Credit Party; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document except as specifically set forth in a waiver granted pursuant to the provisions of Section
10.2 of the Credit Agreement; or (c) any amendment to or modification of any other Credit Document or any security for any of the Obligations; whether or not any Davel Credit Party shall have notice or knowledge of any of the foregoing.

                  (e) The rights and remedies of the Lender herein provided are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have.

                  (f) This Agreement shall be binding upon each Davel Credit Party and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. All agreements, statements, representations and warranties made by such Davel Credit Party herein or in any certificate or other instrument delivered by each Davel Credit Party or on its behalf under this Agreement shall be considered to have been relied upon by the Lender Creditors and shall survive the execution and delivery of this Agreement, the other Credit Documents regardless of any investigation made by the Lender.

                  (g) The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement,

                  (h) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any, jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (i) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  (j) It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Davel Credit Party shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Lender shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of any Davel Credit Party under or with respect to any Collateral.

                  (k) This Agreement maybe executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

                  (l) It is understood and agreed that any subsequently formed or acquired Subsidiary of a Davel Credit Party shall also execute a counterpart of this Agreement after the date hereof, and pursuant to this Agreement, shall become a Davel Credit Party hereunder by executing a counterpart hereof and delivering the same to the Lender.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    BORROWERS:

                                    MOBILEPRO CORP.
                                    a Delaware corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    DAVEL ACQUISITION CORP.
                                    a Delaware corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    DAVEL CREDIT PARTIES:

                                    DAVEL COMMUNICATIONS, INC.
                                    a Delaware corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    DAVEL FINANCING COMPANY, LLC
                                    a Delaware limited liability company

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    PHONETEL TECHNOLOGIES, INC.
                                    an Ohio corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    CHEROKEE COMMUNICATIONS, INC.
                                    a Texas corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    DAVEL COMMUNICATIONS GROUP, INC.
                                    an Illinois corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    ADTEC COMMUNICATIONS, INC.
                                    a Florida corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    CENTRAL PAYPHONE SERVICES, INC.
                                    a Georgia corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    COMMUNICATIONS CENTRAL INC.
                                    a Georgia corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    COMMUNICATIONS CENTRAL OF GEORGIA, INC.
                                    a Georgia corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    DAVEL MEDIA, INC.
                                    a Delaware corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    DAVEL MEXICO, LTD.
                                    an Illinois corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    DAVELTEL, INC.
                                    an Illinois corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    INTERSTATE COMMUNICATIONS, INC.
                                    a Georgia corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    INVISION TELECOM, INC.
                                    a Georgia corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    PEOPLES ACQUISITION CORPORATION
                                    a Pennsylvania corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    PEOPLES COLLECTORS, INC.
                                    a Delaware corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    PEOPLES TELEPHONE COMPANY, INC.
                                    a New York corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    PEOPLES TELEPHONE COMPANY, INC.
                                    a New Hampshire corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    PTC CELLULAR, INC.
                                    a Delaware corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    PTC SECURITY SYSTEMS, INC.
                                    a Florida corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    SILVERADO COMMUNICATION CORP.
                                    a Colorado corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    TELALEASING INTERPRISES, INC.
                                    an Illinois corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    T.R.C.A., INC.,
                                    an Illinois corporation

                                    BY: /S/ GEOFFERY B. AMEND
                                        -----------------------------------

                                    THE LENDER:

                                    AIRLIE OPPORTUNITY MASTER FUND, LTD.


                                    By: /S/ ANDREW DWYER
                                        -----------------------------------